Centrus Signs Contract with Department of Energy for $900 Million Award; Intends to Transition HALEU Production Cascade to Commercial Operation July 1, 2026 Total Enrichment Contract Valued at over $1 Billion, Including All Options Completes Production of Additional 900 Kilograms of HALEU UF6 Ahead of Schedule Prior Contract Extended for Three Months Ahead of Transition BETHESDA, Md., July 1, 2026 /PRNewswire/ -- Centrus Energy (NYSE: LEU) today announced that it has signed a contract to finalize the terms of the competitively-awarded, $900 million task order it received from the U.S. Department of Energy earlier this year. The award will support deployment of large-scale production capacity for High-Assay, Low-Enriched Uranium (HALEU) as part of Centrus' multi-billion-dollar capacity expansion that will include Low-Enriched Uranium (LEU) as well as HALEU.      "Today's announcement marks another milestone in our expansion, as we pivot from a technology demonstration contract to the new, larger contract aimed at commercial scale production," said Centrus President and CEO Amir Vexler. "The government's investment from this contract will be matched several times over with billions of dollars in capital, including other non-dilutive, non-debt funding as well as customer contracts to restore America's ability to enrich uranium at a large scale." Transitioning from Demonstration to Commercialization Centrus won a contract in 2019 to build a cascade of advanced centrifuges in Piketon to demonstrate HALEU production with U.S. technology. That demonstration contract was modified and extended in 2022 to allow for a longer period of HALEU production, and was previously extended through June 30, 2026. While Centrus and the Department have signed a three-month, $15 million extension for HALEU storage, Centrus has now completed all HALEU production called for under the existing demonstration contract. Production of the final 900 kilograms of HALEU UF6 required under that contract was completed in mid-June, two weeks ahead of schedule, with a cumulative total of more than 1,900 kilograms produced over the life of the contract.  With its large-scale expansion underway, Centrus is transitioning from the old demonstration contract to commercialization with the newer, larger enrichment contract. The first new capacity is expected to come online by 2029. In the interim, Centrus intends to privately operate the existing HALEU cascade on a commercial basis to begin supplying the near-term needs of its customers. Centrus is working with the Department on agreements to enable that transition, including a long-term lease extension for the American Centrifuge Plant in Piketon, Ohio.  The new, fixed-price HALEU Enrichment contract calls for Centrus to deploy commercial-scale HALEU production capacity in Piketon. It also includes options, at the Department's discretion, for up to $170 million in HALEU purchases for Departmental missions, the total contract value with all options included is $1.07 billion.  Modular Enrichment Capacity Build-Out As previously disclosed, Centrus' modular enrichment capacity build out will based on customer demand and capital resources. The initial build-out will include 12 metric tons of annual HALEU production capacity as well as capacity to meet Centrus existing LEU backlog of $2.4 billion. Subject to customer demand, Centrus can continue expanding production of HALEU and LEU to meet market requirements. Importantly, Centrus' expects the initial build-out to allow it to achieve nth-of-a-kind centrifuge manufacturing costs. Centrus' multi-billion-dollar expansion project is expected to support thousands of American jobs, including: 1,000 construction jobs and 300 new operating jobs in Ohio, while retaining 150 existing jobs at the Piketon plant. 430 jobs at Centrus' centrifuge manufacturing plant in Oak Ridge, Tennessee, and hundreds of additional jobs across Centrus' nationwide network of suppliers.

Thousands of indirect jobs in Ohio, Tennessee and across the country. The expansion is underpinned by public and private funding along with commercial contracts, a framework that includes: national security missions, third party investments such as prepayment, direct foreign investment, LEU and HALEU commercial contracts, and Centrus' strong capital position. About Centrus Energy Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America's uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com or follow us on LinkedIn and X. Forward-Looking Statements: This press release includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which in this context means statements that express Centrus' opinions, expectations, objectives, beliefs, plans, intentions, strategies, assumptions, forecasts or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements." The words "may," "will," "could," "should," "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "continue," "might," "possible," "potential," "predict," "project," "goal," "would," "commit," or, in each case, their negative or other variations or comparable terminology, and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this press release and include statements regarding our intentions, beliefs or current expectations concerning, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Centrus operates. Such forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks, and uncertainties. Particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: our ability to conclude negotiations with our customers, including the Department as it pertains to the potential agreements discussed herein; the war in Ukraine and other geopolitical conflicts; our government contracts, including related to changes to the U.S. government's appropriated funding levels for HALEU; the government's inability to satisfy its obligations, and our lease to our facility in Piketon, Ohio; whether or when government demand for HALEU or LEU for government or commercial uses will materialize and at what level; the impact and potential extended duration of a supply/demand imbalance in the market for LEU; significant competition from major LEU producers, including foreign competitors, who may be less cost sensitive then we are; limitations on our ability to compete in foreign markets; pricing trends and demand in the uranium and enrichment markets, especially in light of the potential of limited supply and our dependence on others for deliveries of LEU; and our ability to successfully implement our planned expansion projects in Piketon, Ohio and Oak Ridge, Tennessee. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our most recent Annual Report on Form 10-K, under Part II, Item 1A – "Risk Factors" in our subsequent Quarterly Reports on Form 10-Q, and in our other filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: Media -- Dan Leistikow LeistikowD@centrusenergy.com Investors -- Neal Nagarajan NagarajanNK@centrusenergy.com View original content to download multimedia:https://www.prnewswire.com/news-releases/centrus-signs-contract- with-department-of-energy-for-900-million-award-intends-to-transition-haleu-production-cascade-to-commercial-operation-

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